Exhibit 99.3

EXECUTION

AMENDED AND RESTATED GUARANTEE

THIS AMENDED AND RESTATED GUARANTEE (“Guarantee”), dated August     , 2009, is by Tri-S Security Corporation, a Georgia corporation (“TSS”), Florida Business 1, Inc., a Florida corporation (“Florida 1”), Florida Business 2, Inc., a Florida corporation (“Florida 2”), Florida Business 3, Inc., a Florida corporation (“Florida 3”), Florida Business 4, Inc., a Florida corporation (“Florida 4”), Florida Business 5, Inc., a Florida corporation (“Florida 5”), Florida Business 6, Inc., a Florida corporation (“Florida 6”), Protection Technologies Corporation, a Florida corporation (“Protection” and together with TSS, Florida 1, Florida 2, Florida 3, Florida 4, Florida 5 and Florida 6, each individually, a “Guarantor” and collectively, “Guarantors”), in favor of LSQ Funding Group, L.C., a Florida limited liability company (“LSQ”) and BRE LLC, a Florida limited liability company (“BRE” and together with LSQ, each a “Lender” and collectively, “Lenders”).

W I T N E S S E T H :

WHEREAS, Paragon Systems, Inc., an Alabama corporation (“Paragon” or “Borrower”) and Guarantors have entered into financing arrangements with Lenders pursuant to which (a) Lenders have made and may make loans and advances and provide other financial accommodations to Borrower and Guarantors as set forth in the Loan and Security Agreement, dated December 31, 2007, by and among Borrower, Guarantors and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and (b) Lenders have made a term loan to Borrower and Guarantors as set forth in the Amended and Restated Credit Agreement, dated as of December 31, 2007, by and among Borrower, Guarantors and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement and the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrower and Guarantors are jointly and severally liable for all loans, advances and other financial accommodations made under each of the Loan Documents and for all present and future obligations, liabilities and indebtedness arising under or pursuant to such Loan Documents;

WHEREAS, TSS is the owner and holder of one hundred (100%) percent of the shares of Paragon, in addition to being a Borrower and Guarantor under the Loan Agreement and Credit Agreement as in effect immediately prior to the effectiveness of this Guarantee,

WHEREAS, due to the close business and financial relationships among Guarantors, in consideration of the benefits which will accrue to each Guarantor and as an inducement for and in consideration of Lenders making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement, the Credit Agreement and the other Loan Documents, each Guarantor has agreed to guarantee the payment and performance of the Guaranteed Obligations (as hereinafter defined) on the terms set forth herein;

WHEREAS, each Guarantor has absolutely and unconditionally guaranteed the payment and performance of the Guaranteed Obligations (as hereinafter defined), as set forth in the Guarantee Agreement dated October 18, 2005 or otherwise, by each Guarantor that is a party thereto in favor of Lenders (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Existing Guarantees”);

WHEREAS, each Guarantor desires to reaffirm, restate, confirm and continue its obligations and liabilities arising under the Loan Documents pursuant thereto, as amended on or about the date hereof pursuant to Amendment No. 3 to the Loan Agreement and Amendment No. 5 to the Credit Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees in favor of Lenders, as follows:

1. Guarantee.

(a) Each Guarantor absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance of the following (all of which are collectively referred to herein as the “Guaranteed Obligations”): (i) all of the Obligations (as such term is defined in the Loan Agreement), (ii) all of the Obligations (as such term is defined in the Credit Agreement) and (iii) all expenses (including, without limitation, attorneys’ fees and legal expenses) incurred by any Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower’s Obligations as aforesaid to any Lender, the rights of any Lender in any collateral or under this Guarantee and all other Loan Documents or in any way involving claims by or against any Lender directly or indirectly arising out of or related to the relationships between any Guarantor, Borrower, or any other Obligor (as hereinafter defined) and any Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement, the Credit Agreement and the other Loan Documents or after the commencement of any case with respect to any Guarantor or Borrower under the United States Bankruptcy Code or any similar statute.

(b) This Guarantee is a guarantee of payment and not of collection. Each Guarantor agrees that any Lender need not attempt to collect any Guaranteed Obligations from Borrower, any Guarantor or any other Obligor or to realize upon any collateral, but may require any Guarantor to make immediate payment of all of the Guaranteed Obligations to Lenders when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lenders may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys’ fees and legal expenses incurred by any Lender with respect thereto or otherwise chargeable to any Guarantor or Borrower) in such order as Lenders may elect.

(c) Payment by any Guarantor shall be made to Lenders at the office of Lenders from time to time on demand as Guaranteed Obligations become due. Each Guarantor shall make all payments to Lenders on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any Guarantor either in the same action in which Borrower, any other Guarantor or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guarantor, each Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by any Lender to any Guarantor.

(d) Notwithstanding anything to the contrary contained herein, the amount of the obligations payable by any Guarantor under this Guarantee shall be the aggregate amount of the Guaranteed Obligations unless a court of competent jurisdiction adjudicates such Guarantor’s obligations to be invalid, avoidable or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), in which case the amount of the Guaranteed Obligations payable by such Guarantor hereunder shall be limited to the maximum amount that could be guaranteed by such Guarantor without rendering such Guarantor’s obligations under this Guarantee invalid, avoidable or unenforceable under such applicable law.

2. Waivers and Consents.

(a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Guarantor or Borrower are entitled are hereby waived by each Guarantor. Each Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement, the Credit Agreement and any of the other Loan Documents, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement, the Credit Agreement and the other Loan Documents and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lenders for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an “Obligor” and collectively, the “Obligors”), including, without limitation, the surrender or release by Lenders of any Guarantor hereunder, (iii) the exercise of, or refraining from the exercise of any rights against Borrower, any Guarantor or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by any Lender of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by any Lender under Section 363 of the United States Bankruptcy Code. Each Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

(b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or any Guarantor in

respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of the Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Lenders to perfect or continue perfection of any lien or security interest in any collateral or any delay by Lenders in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if Borrower’s liability for such amounts does not, or ceases to, exist by operation of law. Each Guarantor acknowledges that no Secured Party has made any representations to any Guarantor with respect to Borrower, any Guarantor, any other Obligor or otherwise in connection with the execution and delivery by any Guarantor of this Guarantee and Guarantors are not in any respect relying upon any Lender or any statements by any Lender in connection with this Guarantee.

(c) Unless and until the indefeasible payment and satisfaction in full of all of the Guaranteed Obligations in immediately available funds and the termination of the financing arrangements of Lenders with Borrower, each Guarantor hereby irrevocably and unconditionally waives and relinquishes (i) all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower, any Guarantor or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to any Lender by any Guarantor hereunder and (ii) any and all other benefits which any Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Borrower, any Guarantor or any other Obligor upon the Guaranteed Obligations or realized from their property.

3. Subordination. Payment of all amounts now or hereafter owed to any Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lenders as security for the Guaranteed Obligations.

4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Loan Documents, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower, or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default (as such term is defined in each of the Loan Agreement and the Credit Agreement).

5. Account Stated. The books and records of Lenders showing the account between any Lender and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Lenders rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated among Lenders and Borrower and be binding on Guarantors.

6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each Guarantor shall continue to be liable hereunder until an officer of each Lender actually receives a written termination notice from a Guarantor sent to each Lender at its address and in the manner set forth in Section 9.1 of the Credit Agreement. Such notice received by Lenders from any Guarantor shall not constitute a revocation or termination of this Guarantee as to any other Guarantor. Revocation or termination hereof by any Guarantor shall not affect, in any manner, the rights of Lenders or any obligations or duties of any Guarantor (including the Guarantor which may have sent such notice) under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lenders of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys’ fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, any Guarantor or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lenders of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Lenders prior to receipt of such notice. The sole effect of such revocation or termination by any Guarantor shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Lenders of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the any of the Credit Agreement and the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension of any thereof).

7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by such Lender. Each Guarantor shall be liable to pay to each Lender, and does indemnify and hold each Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by any Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each Lender. No Lender shall by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of such Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which such Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

9. Existence, Power and Authority. Each Guarantor is a corporation or limited liability company, duly incorporated or formed and in good standing under the laws of its state or other jurisdiction of formation and is duly qualified as a corporation or limited liability company and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of any Guarantor or the rights of Lenders hereunder or under any of the other Loan Documents. The execution, delivery and performance of this Guarantee is within the powers of each Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificate of formation, operating agreements, or other organizational documentation of any Guarantor, or any indenture, agreement or undertaking to which any Guarantor is a party or by which any Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each Guarantor enforceable in accordance with its terms. Any Guarantor signing this Guarantee shall be bound hereby whether or not any other Guarantor or any other person signs this Guarantee at any time.

10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

(b) Each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the State and Federal Courts located in the State of Florida, whichever Lenders elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of any Guarantor and Lenders in respect of this Guarantee or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that any Lender shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which such Lender deems necessary or appropriate in order to realize on collateral at any time granted by Borrower or any Guarantor to Lenders or to otherwise enforce their rights against any Guarantor or its property).

(c) Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth in the Credit Agreement and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lenders’ option, by service upon any Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any Guarantor so served shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by Agent against the Guarantors for the amount of the claim and other relief requested.

(d) EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF THE GUARANTORS AND LENDERS IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY GUARANTOR OR SECURED PARTY AND ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS AND LENDERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) Any Lender shall not have any liability to the Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by any Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, each Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Guarantee and the other Loan Documents.

11. Notices. All notices, requests and demands hereunder shall be in writing and be given or made in accordance with Section 9.1 of the Credit Agreement.

12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

13. Entire Agreement. This Guarantee, the other Loan Documents and any other document referred to herein or therein represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

14. Successors and Assigns. This Guarantee shall be binding upon each Guarantor and their respective successors and assigns and shall inure to the benefit of Lenders and their respective successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any Guarantor shall not terminate this Guarantee as to such entity or as to any of the other Guarantors.

15. Construction. Capitalized terms used herein and not defined herein shall have the meanings specified in the Credit Agreement, unless otherwise defined herein. All references to the term “Guarantors” wherever used herein shall mean each and all of the Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of the Guarantors or any of their respective assets or any of the Guarantors in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code), except to the extent that Borrower shall not be deemed a Guarantor for purposes of its Obligations. All references to the term “Borrower” or “Obligors” wherever used herein shall mean each and all of Borrower, or Obligors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for Borrower, or any Obligor or any of their respective assets or Borrower, or any Obligor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code), and all references to the term “Lenders” wherever used herein shall mean Lenders and their respective successors and assigns. All references to the term “Person” or “person” wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

16. Acknowledgment and Restatement of Existing Guarantees.

(a) Each Guarantor hereby acknowledges, confirms and agrees that Borrower is indebted to Lenders in respect of any obligations, liabilities or indebtedness for loans, advances and letter of credit accommodations to Borrower under the Loan Agreement and the Credit Agreement and the other Loan Documents, together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrower and such Guarantor to Lenders without offset, defense, or counterclaim of any kind, nature or description whatsoever. Each Guarantor hereby ratifies, assents, adopts and agrees to pay all of the Guaranteed Obligations arising before, on or after the date hereof.

(b) Each Guarantor hereby acknowledges, confirms and agrees that: (i) all Guaranteed Obligations of such Guarantor under each Existing Guarantee to which it is a party and the other Loan Documents to which it is a party are unconditionally owed by such Guarantor to Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever; and (ii) the absolute and unconditional guarantee of the payment and performance of the obligations of Borrower by Guarantors pursuant to this Guarantee extends and applies in all respects to the Guaranteed Obligations arising after the date hereof.

(c) Each Guarantor hereby acknowledges, confirms and agrees that Lenders have and shall continue to have valid, enforceable and perfected first priority security interests in and liens upon all the Collateral heretofore granted to Lenders pursuant to the Loan Documents to which it is a party to secure all of the Guaranteed Obligations, subject only to liens permitted under the Loan Documents.

(d) Each Guarantor hereby acknowledges, confirms and agrees that: (i) each Existing Guarantee to which it is a party has been duly executed and delivered by such Guarantor and is in full force and effect as of the date hereof; (ii) the agreements and obligations of such Guarantor contained in the Existing Guarantees to which it is a party constitute legal, valid and binding obligations of such Guarantor enforceable against it in accordance with the terms thereof, and such Guarantor has no valid defense, offset or counterclaim to the enforcement of such obligations; and (iii) Lender is entitled to all of the rights, remedies and benefits provided for in the Existing Guarantees.

(e) Except as otherwise stated in Section 16(c) hereof and in this Section 16(e), as of the date hereof, as to Borrower, the terms, conditions, agreements, covenants, representations and warranties set forth in each Existing Guarantee to which such Guarantor is a party are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions agreements, covenants, representations and warranties set forth in this Guarantee, except that nothing herein shall impair or adversely affect the continuation of the liability of any Guarantor for the obligations or the security interests and liens heretofore granted, pledged or assigned to Lender. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of any Guarantor evidenced by or arising under the Existing Guarantees to which such Guarantor is a party and any of the other Loan Documents to which such Guarantor is a party, and the liens and security interests securing such indebtedness and other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released.

17. Counterparts, etc. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guarantee by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Guarantee. Any party delivering an executed counterpart of this Guarantee by telefacsimile or any other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Guarantee.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guarantee as of the day and year first above written.

TRI-S SECURITY CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 1, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 2, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 3, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 4, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Amended and Restated Guarantee]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FLORIDA BUSINESS 5, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 6, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

[Amended and Restated Guarantee]